Exhibit 99.1 SEACOR Marine Holdings Inc. Investor Presentation 2 December 2024 SMHI LISTED NYSE

Forward-Looking Statements SEACOR Marine Forward-Looking Statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements and includes the information on Slide 26. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties such as the completion of our financial close process for the quarter, that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control. It should be understood that it is not possible to predict or identify all such factors. Investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995. seacormarine.com 2

SEACOR Marine – Global OSV Owner with Modern Fleet

SEACOR MARINE

Company Overview

- Leading provider of marine and support transportation services to offshore energy facilities worldwide with one of the youngest fleets in the industry
- Listed on the NYSE (ticker: **SMHI**) with a market capitalization of $188.5M (1)
- Operates and manages a diverse fleet of 55 offshore support vessels ("OSVs") with two newbuild PSVs (plus two options) on order
- U.S. Jones Act operator with presence in all major offshore basins, serving a diverse range of customers in the oil and gas and offshore wind sectors
- Early adopter of value-added technology (hybrid power, walk-to-work, etc.) to enhance sustainable operations

Global Presence


10 vessels
United States
9 vessels
Latin America
West Africa & Europe
21 vessels
Middle East & Asia
15 vessels
SEACOR Marine

Milestone Transactions

Debt Refinancing

- New $391.0M senior secured term loan
- Addresses near-term maturities and provides financing for newbuilds

Asset Rotation

- Divesting out of two older, lower specification AHTS (2)
- Redeploying capital to new high-specification, hybrid PSVs



Newbuild Program

- Signed $82.0M order for two newbuild PSVs
- 1,000m² deck space, delivery Q4 2026 and Q1 2027

Fleet Composition (3)

Region / Asset Type	PSV	FSV	Liftboat	AHTS
United States	2	3	5	-
Latin America	6	2	1	-
Africa & Europe	8	11	-	2
Middle East & Asia	5	7	2	1
Total	**21**	**23**	**8**	**3**

55 Vessels – Average Age of 10.2 Years

39 international flag / 16 U.S. flag (Jones Act compliant)

(1) Bloomberg, as of market close on November 27, 2024.
(2) On November 27, 2024, the Company signed Memorandums of Agreement for the sale of two AHTSs. The last remaining AHTS is being stored on behalf of a leasing company.
(3) Fleet Composition as of September 30, 2024. Fleet count includes 1 managed vessel as of September 30, 2024. The Company will not be operating AHTS as of January 2025.

seacormarine.com 3

High-Quality and Youngest Fleet of any Peer Competitor



Platform Supply Vessels (PSV)

- 21 vessels and 2 newbuild vessels on order (plus 2 options)
- Average age of 7.3 years
- 11 vessels with deck space > 800m² (average age of 5.7 years)
- 7 vessels with hybrid power, 4 additional hybrid systems on order
- Newbuilds with deck space of 1,000m² and integrated hybrid power

Work Scope

- Shallow water and deepwater activities
- Delivery of cargo, drilling fluids, fuel and water to rigs
- Construction, maintenance support and standby
- Accommodation and walk-to-work
- Offshore wind support



Fast Support Vessels (FSV)

- 23 vessels *(1 managed)*
- Average age of 11.3 years
- Aluminum monohulls or catamarans, up to 150 passengers
- DP-2 or DP-3, 30-40 knots speed

Work Scope

- High-speed cargo transport to offshore facilities
- Transport of personnel at high-speed and comfort, walk-to-work capable
- Support drilling and production operations
- Emergency response services



Liftboats

- 8 vessels including 4 premium liftboats
- Average age of 13.5 years (9.8 years for premium liftboats)
- Working water depth up to 275 feet
- Accommodation up to 150 berths

Work Scope

- Self-elevating, self-propelled work platforms
- Accommodation
- Well workover, maintenance and well production enhancement
- Decommissioning, plug and abandonment
- Offshore wind support in the U.S.
- Midstream: commissioning and repair of pipelines and offshore gas facilities



Anchor Handling Tug & Supply (AHTS)

- 3 vessels *(1 leased-in)*
- Average age of 13.4 years
- 7,000 to 11,000 BHP, 120t + Bollard Pull
- DP-2

Work Scope

- Offshore drilling support by towing, positioning, mooring rigs
- Carry and launch equipment such as remote operated vehicles
- Transportation of drilling fluids and bulk products
- Emergency response services

seacormarine.com 4

Robust Contract Backlog with Repricing Opportunities Contract Backlog (1) exceeding $340.0M including Options Contract Backlog (incl. Options) by Year & Asset Class Contract Backlog (incl. Options) by Region $169M 5% 3% $114M Africa & Europe 18% Middle East & Asia $60M 74% Latin America United States Q4 2024 2025 2026+ Contract Backlog (incl. Options) by Asset Class Firm vs. Options 8% PSV Q4 2024 2025 2026+ FSV Firm 97% 87% 52% 41% 51% Options 3% 13% 48% Liftboat Key Figures ? Average Backlog Contract Duration: 0.8 years ? Average Backlog Day Rates: $21,425 ? PSV $19,750 ? FSV $14,916 ? Liftboat $53,565 ? Recently Achieved Day Rates: ? PSV $36,000 ? FSV $23,000 ? Liftboat $79,000 (1) Contract Backlog as of September 30, 2024, and only includes charters with a duration of at least 30 days, including options, and excluding AHTS asset class. seacormarine.com 5

Strengthened and Simplified Debt Capital Structure

SEACOR MARINE

On November 27, 2024, SMHI signed a new $391.0M senior secured credit facility intended to refinance its entire debt capital structure and provide construction financing for two newbuild PSVs

Consolidates six separate debt facilities and addresses all near-term maturities (2026) into one new facility due Q4 2029

Pro-Forma Debt Maturity Profile



Tranche A: $350.0M to refinance existing indebtedness and for general corporate purposes
Tranche B: up to $41.0M to part-finance the construction of two newbuild PSVs
$300M
$250M
$200M
$150M
$100M
$50M
$0M
$28M
$30M
$34M
$34M
$241M
$25M
2025
2026
2027
2028
2029
Amortization (1)
Balloon

Fiscal Year End	2024	2025	2026	2027	2028	2029
Total Debt Outstanding ($M)[1]	350.0	340.5	322.8	297.5	264.0	0.0

Comments

Refinancing Benefits:

- ✓ Provides up to 50% financing against the costs for two newbuild PSVs
- ✓ Eliminates the ~10% equity dilution overhang by refinancing the $35.0M Convertible Notes
- ✓ Enhances financial flexibility and streamlines financial covenants

Key Terms:

- Term: 5 years
- Pricing: 10.30% p.a.
- Amortization Profile: Approx. 11.6 years
- Financial Covenants:
  - Minimum Liquidity: Higher of $20.0M and 7.5% of Net Debt
  - Max. Debt to Capitalization: 65.0%
  - Min. Equity Ratio: 30.0% until Q4 2026, 35.0% thereafter
- Prepayment Fees: First 12 months: 15-month of interest; 102.5 / 102 / 101 every 6 months thereafter

(1) Includes amortization of $3.5M p.a. relating to $41.0M newbuilding tranche (Tranche B) which is assumed to be fully drawn by the delivery date of each of the vessels.

seacormarine.com 6

Newbuilding Order to Position SMHI’s Fleet for the Future On November 27, 2024, SMHI signed two shipbuilding contracts for the construction of two PSVs (plus two options) Key Specifications Type & Design: Two PSVs (Z 4423 Breeze Design) Specifications: 4,650 DWT / 1,000 m2 Deck Space / 88.0m Loa / 20.0m Beam Shipyard: Fujian Mawei Shipyard Ltd., P.R. China Propulsion: Diesel Electric + Integrated Batteries Hybrid Propulsion Class / Notations Highlights: ABS / FFV-1, SPS, ESS-LiBattery, DPS-2, ENVIRO, HAB (WB) Delivery Dates: October 2026 / January 2027 Total Investment: $82.0M Design Highlights: ? Moonpool and offshore crane-ready for subsea and geotechnical operations ? Safety and Compliance: highest standards including SPS Code 2008 ? Integrated batteries hybrid propulsion: highly efficient, operation with shore power connectivity ? DPS-2 azimuth propulsion with three bow thrusters for enhanced maneuverability ? Flexibility to upgrade to ROV support, subsea crane and helideck Fujian shipbuilding BREEZE Ship design Strategic Rationale ? Competitive pricing relative to second-hand vessels, coupled with attractive delivery dates ? Investment underpinned by strong market fundamentals and limited orderbook ? Aligns with SEACOR Marine’s asset rotation strategy, aimed at renewing its fleet with high-specification assets in replacement of older / lower specification assets ? Adopts state-of-the-art green technology aimed at fuel efficiency and reduction in emissions ? Strong design and operating capabilities will allow the vessels to work across the offshore energy universe, ranging from traditional offshore oilfield support and drilling support and operations, to walk-to-work, light subsea construction, ROV support, and offshore wind support In Numbers 10% increase in the PSV fleet, reducing the average age of the PSV fleet PSV Fleet from 9.5 years to 8.7 years by delivery of the vessels Hybrid 100% of the 800+ m2 PSVs will be equipped with hybrid propulsion Geographical Footprint Vessels capable of serving all major offshore basins High Earnings Potential Leading edge day rates of $40,000+ according to Clarksons Research seacormarine.com 7

Funding of Newbuild Program Back-Loaded Payment Terms Signing Steel Cutting Keel Laying Launch Delivery Milestone 2024 2025 2025 2026 Q4 ‘26 / Q1 ‘27 % of Contract Cost 20% 20% 10% 10% 40% Total Capex $16.4M $16.4M $8.2M $8.2M $32.8M Capex Funding Bridge ? The sale of non-core AHTSs will fund the first milestone payment, and subsequent milestone $22M payments may be funded by debt, cash on hand or combination thereof ? The new senior secured credit facility is available to fund up to 50% of the total contract price $82M $41M ? The remaining capex of $19M will be funded from cash flow from operations $19M ? Flexibility built into the new senior secured credit facility to use proceeds from asset sales towards funding newbuild capex (1) 2x Newbuild PSV Capex Sale of 2x AHTS Undrawn Debt Commitment Remaining Capex (1) On November 27, 2024, the Company signed Memorandums of Agreement for the sale of two AHTSs. seacormarine.com 8 seacormarine Contact: Investor Relations SMHI LISTED Email: InvestorRelations@seacormarine.com NYSE Website: www.seacormarine.com seacormarine.com 9